Third Quarter 2017 October 31, 2017

2 This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of our most recent public filings. You should read our public filings, including the Risk Factors set forth therein and the documents that we have filed as exhibits to those filings, completely and with the understanding that our actual future results may be materially different from what we currently expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Safe Harbor Statement

3 In addition to reporting financial results in accordance with GAAP, we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin and adjusted EBITDA growth on a constant currency basis and free cash flow. We define adjusted EBITDA as net income adjusted for foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense, income taxes, depreciation, amortization, disposals and non-cash equity-based compensation; adjusted net income as net income excluding the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets and expenses related to long-term incentives and contingent consideration related to acquisitions and the estimated tax impact of such adjustments; revenue growth on a constant currency basis (expressed as a percentage) as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for both periods; adjusted EBITDA margin (expressed as a percentage) as the ratio of adjusted EBITDA to revenue; adjusted EBITDA growth on a constant currency basis (expressed as a percentage) as the increase in current period adjusted EBITDA over prior period adjusted EBITDA, utilizing fixed exchange rates for translating foreign currency revenues and expenses for both periods; and free cash flow as cash provided by/(used in) operating activities adjusted for capital expenditures and content acquisition. These figures are non-GAAP financial measures and should be considered in addition to results prepared in accordance with generally accepted accounting principles (GAAP), and should not be considered as a substitute for, or superior to, GAAP results. We use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management's internal comparisons of the historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. We believe that adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, adjusted EBITDA margin, adjusted EBITDA growth on a constant currency basis are useful to investors to provide them with disclosures of our operating results on the same basis as that used by management. Additionally, we believe that adjusted EBITDA and adjusted net income provide useful information to investors about the performance of the Company's overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to our underlying operating performance, and, with respect to revenue growth and adjusted EBITDA growth on a constant currency basis, provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s business. Additionally, we believe that providing these non-GAAP financial measures enhances the comparability for investors in assessing our financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company's ongoing business operations, and provides them with the same measures that we use as the basis for making resource allocation decisions. Please refer to the reconciliation of the differences between adjusted EBITDA, adjusted net income, and free cash flow, and the most comparable financial measure calculated and presented in accordance with GAAP, presented under the heading “Reconciliation of Non-GAAP Financial Information to GAAP” immediately following the Consolidated Balance Sheets in today’s earnings release, which is available in the Investor Relations section of our website. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance, as the impact of net non-operating foreign currency exchange gains or losses which are excluded from adjusted EBITDA is inherently uncertain and difficult to estimate and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Non-GAAP Financial Measures

4 Compared to Q3'16: • Revenue increased 15% to $141.1 million primarily driven by new customers, an increase in paid downloads and increased activity from enterprise clients • Revenue increased 14% on a constant currency basis • Income from Operations decreased 51% to $5.6 million, driven by higher depreciation and amortization expense and personnel costs in the period • Net income decreased 47% to $5.0 million • Adjusted net income during the quarter decreased 24% to $10.9 million • Adjusted EBITDA increased 1% to $23.2 million • Generated $18.2 million of free cash flow during the quarter Q3'17 Financial Highlights

5 Q3'17 Operating Highlights Compared to Q3'16: • Paid downloads of 41.9 million up 2% • Image library expanded to 155.8 million images, up 52% • Video library expanded to 8.3 million video clips, up 54% • More than 300,000 contributors made their images, video clips & music tracks available • More than 1.7 million customers contributed to revenue over past 12 months, which was up 11% • Completed the acquisition of Flashstock for approximately $50 million, and rebranded the offering as Shutterstock Custom, enabling us to serve a growing base of enterprise marketers seeking on- brand custom content across content types • Launched a number of enhancements to our plugins, adding compatability across multiple applications and for the first time, offering in-application access to our video library • Launched direct integration of our library and Shutterstock Editor in the Google Slides application

6 Consolidated Financial Results ($ in millions) Three Months Ended September 30, 2017 2016% Δ Total Revenues $ 141.1 $ 123.1 15 % Total Expenses 136.1 113.7 20 % Net Income 5.0 9.4 (47)% Plus: Depreciation & Amortization 10.2 5.2 96 % Plus: Equity-Based Compensation 6.9 6.5 6 % Plus: Other Adjustments 0.4 (0.1) NM Plus: Provision for Income Taxes 0.7 2.0 (65)% Adjusted EBITDA $ 23.2 $ 23.0 1 % Adjusted EBITDA Margin 16.4% 18.7 % Note: Totals may not sum exactly due to rounding.

7 Revenue by Sales Channel 2017 2016 2015 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 E-commerce $ 85.9 $ 85.9 $ 83.8 $ 84.2 $ 80.8 $ 83.5 $ 79.9 $ 81.3 $ 75.5 $ 75.1 $ 72.1 Enterprise 49.3 42.9 41.9 41.3 38.2 37.1 33.4 31.7 28.8 26.5 23.0 Other 5.8 5.1 4.6 4.7 4.1 3.8 3.4 3.0 3.0 2.8 2.4 Total Revenues $ 141.1 $ 134.0 $ 130.2 $ 130.2 $ 123.1 $ 124.4 $ 116.7 $ 116.0 $ 107.3 $ 104.4 $ 97.5 ($ in millions)

8 Free Cash Flow ($ in millions) Three Months Ended September 30, 2017 2016 Net Cash From Operations $ 31.1 $ 35.9 Less: Capital Expenditures (11.9) (10.5) Less: Content Acquisitions (1.0) (4.8) Free Cash Flow $ 18.2 $ 20.7 Note: Totals may not sum exactly due to rounding.

9 Adjusted Net Income ($ in millions, except per share data) Three Months Ended September 30, 2017 2016 Net Income $ 5.0 $ 9.4 Add: Non-Cash Equity-Based Comp 6.9 6.5 Add: Acquisition-Related Amortization 1.9 1.1 Add: Acquisition-related long-term incentives and contingent consideration 0.5 0.1 Less: Tax Effect of Adjustments (3.4) (2.8) Adjusted Net Income $ 10.9 $ 14.3 Diluted Shares Outstanding (M) 35.2 35.8 Adjusted Net Income / Diluted Share $ 0.31 $ 0.40 Note: Totals may not sum exactly due to rounding.

10 Share Repurchase Activity Note: Share repurchase plan implemented in Nov’15. Activity to date through 9/30/2017. Note: Total repurchase activity % and % of shares acquired calculated on shares outstanding at 9/30/15. Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Total Activity Share Repurchase Activity $15.6 $27.8 $16.3 -- $17.8 $22.5 -- -- $100.0 Shares Repurchased 459,602 880,648 399,242 -- 370,036 448,722 -- -- 2,558,250 Average Repurchase Price $34.01 $31.59 $40.73 -- $48.20 $50.04 -- -- $39.09 % of Shares Acquired 1.3% 2.4% 1.1% -- 1.0% 1.2% -- -- 7.1% ($ in millions, except per share data)

11 2017 Guidance Current 2017 Guidance Previously Announced 2017 Guidance Revenue $535 - $545 million Income from Operations $30 - $40 million Adjusted EBITDA $85 - $95 million Non-Cash Equity Based Comp. ~$30 million Capital Expenditures ~$55 million ~$45 million Capitalized Labor (included in total Capital Expenditures) ~$35 million ~$20 million Effective Tax Rate Mid 30’s% Range The Company’s current expectations for the full year 2017, updated from our previously announced guidance for capital expenditures and capitalized labor guidance, are as follows:

© 2017 Shutterstock, Inc. All rights reserved.